UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 7/14/2008

J.CREW GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-42427

DE	22-2894486
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

770 Broadway

New York, New York 10003

(Address of principal executive offices, including zip code)

212-209-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02(e)	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2008, the Compensation Committee of the Board of Directors of J.Crew Group, Inc. (the “Company”) approved the standard form of grant agreements under the Company’s 2008 Equity Incentive Plan (the “Plan”) for (i) Restricted Stock Awards with time-based vesting, (ii) Restricted Stock Awards with performance-based vesting and (iii) Stock Options, each as issued pursuant to the Plan, attached as Exhibits 10.1, 10.2 and 10.3 hereto.

Item 9.01	Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Standard form of Restricted Stock Grant Agreement (Time-Based Vesting)

10.2	Standard form of Restricted Stock Grant Agreement (Performance-Based Vesting)

10.3	Standard form of Stock Option Grant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.

	By:	/s/ Arlene S. Hong
	Name:	Arlene S. Hong
	Title:	Senior Vice President and General Counsel
Dated: July 17, 2008